UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21400
Eaton Vance Tax-Advantaged Dividend Income Fund
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
August 31
Date of Fiscal Year End
February 28, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Semiannual Report February 28, 2009

U.S. Individual Income Tax Return
Label
Filing Status
Exemptions

EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND

EatonVance Investment Managers Semiannual Report February 28, 2009 EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2009
INVESTMENT UPDATE

Aamer Khan, CFA
Co-Portfolio Manager

Martha Locke
Co-Portfolio Manager

Thomas H. Luster, CFA
Co-Portfolio Manager

Judith A. Saryan, CFA
Co-Portfolio Manager
Economic and Market Conditions
•	Global equity markets experienced profound losses during the six months ending February 28, 2009, a period that will likely go down as one of the worst in modern financial history. Prior to and during the period, the simultaneous bursting of the housing, credit and commodity bubbles created a global financial crisis of unforeseen levels. Equity markets collapsed in the fall of 2008 as a series of catastrophic events on Wall Street induced panic and fear among market participants. Additionally, commodity prices fell sharply during the six-month period. After peaking at more than $145 per barrel in July 2008, oil prices traded down to approximately $40 per barrel at the end of February 2009. The U.S. economy fell into recession during the fourth quarter of 2007, and it was made official in the fourth quarter of 2008 as unemployment continued to rise. The Federal Reserve (Fed) responded to the crises with a dramatic cut in interest rates to a range of 0.0% to 0.25% from 2.00% as of August 31, 2008. In addition to its interest-rate policy, the Fed also took extraordinary action through a variety of innovative lending techniques in an attempt to ease the credit crisis.

•	During the six-month period, the Russell 1000 Value Index had losses exceeding 40%.[1] As investors fled to less-risky investments such as short-term Treasuries, investment styles across the board suffered steep declines.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	The Fund is a closed-end fund and trades on the New York Stock Exchange under the symbol “EVT.” Based on its objective of providing a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation, the Fund remained invested primarily in securities that generated a relatively high level of qualified dividend income (QDI) during the six months ending February 28, 2009. At the end of the period, the Fund had approximately 75% of total investments invested in common stocks and approximately 22% of total investments invested in preferred stocks. Within the common stock portfolio, the Fund had significant weightings in higher-yielding sectors, including energy and utilities. In addition, the Fund maintained a diversified common stock portfolio across a broad range of other industry sectors.

•	For the six-month period, the Fund’s return at NAV underperformed the Russell 1000 Value Index (the Index) and the average return of the Lipper Value Funds Classification.[1] The Fund’s common stock investments outperformed the Index by several percentage points, and its preferred stock holdings

Eaton Vance Tax-Advantaged Dividend Income Fund
Total Return Performance 8/31/08 - 2/28/09

NYSE Symbol		EVT

At Net Asset Value (NAV)[2]		-54.59%
At Share Price[2]		-57.56
Russell 1000 Value Index[1]		-44.71
Merrill Lynch Fixed Rate Preferred Stock Index[1]		-45.51
Lipper Value Funds (Closed-End) Average at NAV[1]		-49.94
Premium/(Discount) to NAV		-19.10%
Total Distributions per share		$0.825
Distribution Rate[3]	At NAV	12.57%
	At Share Price	15.54%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Unlike the Fund, an Index’s return does not reflect the effect of leverage. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	Performance results reflect the effects of leverage.

[3]	The Distribution Rate is based on the Fund’s most recent monthly distribution per share (annualized) divided by the Fund’s NAV or share price at the end of the period. The Fund’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2009
INVESTMENT UPDATE
slightly outperformed their benchmark, the Merrill Lynch Fixed Rate Preferred Stock Index.1 However, the Fund’s debt leverage, which has helped performance during rising market conditions in the past, detracted from the Fund’s returns during the six-month period.
•	As of February 28, 2009, the Fund had leverage in the amount of 34.0% of the Fund’s total assets. The Fund employs leverage through debt financing. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of the Fund’s leverage rises and falls with changes in short-term interest rates.[2]

•	Among the Fund’s common stock holdings, several sectors outperformed similar stocks in the Index. The top-contributing sectors were financials, industrials and information technology. The Fund’s common stock investments were significantly underweighted in the struggling financials sector, which was beneficial for relative returns, and stock selections in the industrials sector outpaced those in the Index. The Fund’s information technology holdings also outperformed those in the Index, with computers and peripherals stocks making the biggest contribution.

•	The Fund’s common stock holdings in the energy, utilities and telecommunication services sectors detracted from relative performance. In energy, holdings in the oil and gas industry lagged similar holdings in the Index, while electric utility stocks underperformed in the utilities sector. In telecommunication services, the Fund’s holdings of diversified telecommunications companies detracted.

•	As mentioned, 22% of the Fund’s total investments was invested in preferred stocks — primarily in the financials sector. Asset write-downs related to residential and commercial real estate prices called into question the solvency of many large global financial institutions. In many cases, governments provided capital in an attempt to put bank balance sheets on a firmer footing. Nevertheless, the impairments in bank assets put significant downward pressure on common and preferred stock prices in the financials sector during the period, driving returns further into negative territory. The Fund’s preferred stock returns were negative as well, but they slightly outpaced the negative return of their benchmark, the Merrill Lynch Fixed Rate Preferred Stock Index.[1]
•	A portion of Fund assets was invested in non-U.S. common and preferred stocks during the period. These investments provided the Fund with international diversification and dividend yields that can be more attractive than those available from similar domestic corporations. As of February 28, 2009, approximately 27% of the Fund’s total investments was invested in non-U.S. common stocks. In addition, approximately 10% of the Fund’s total investments was invested in “yankee” preferreds. Yankee preferreds are preferred stocks of non-U.S. issuers that are denominated in U.S. dollars.

•	The continued payment of monthly distributions reflected the continued use of the Fund’s dividend capture strategy, a trading strategy designed to enhance the level of QDI earned by the Fund. By using this strategy, the Fund was able to collect a greater number of dividend payments than it would have collected by simply adhering to a buy-and-hold strategy. There can be no assurance that the continued use of dividend capture trading will be successful. In addition, the use of this strategy exposes the Fund to increased trading costs and the potential for capital loss or gain.

•	Beginning with the January 2009 distribution, the Fund’s monthly distribution rate was reduced to $0.1075 per share. The adjustment to the Fund’s monthly distribution rate primarily reflects the reduced amount of dividend income the Fund expects to receive due to the impact of the ongoing financial crisis on corporate dividend rates and increased costs of implementing the Fund’s dividend capture trading strategy. As portfolio and market conditions change, the rate of distributions on the Fund’s shares could change.

•	In the current market environment, many fundamentally sound companies are trading at attractive valuations, which we believe is a positive factor that long-term investors should consider. As always, we thank you for your continued confidence and participation in the Fund.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

[1]	It is not possible to invest directly in an Index. The Merrill Lynch Fixed Rate Preferred Stock Index is an unmanaged, broad-based index of preferred stocks.

[2]	In the event of a rise in long-term interest rates due to market conditions, the value of the Fund’s investment portfolio could decline, which would reduce the asset coverage for its debt financing.

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2009
FUND PERFORMANCE

Performance[1]
NYSE Symbol	EVT

Average Annual Total Returns (at share price, New York Stock Exchange)

Six Months	-57.56%
One Year	-61.69
Five Years	-10.29
Life of Fund (9/30/03)	-7.81

Average Annual Total Returns (at net asset value)

Six Months	-54.59%
One Year	-58.48
Five Years	-6.83
Life of Fund (9/30/03)	-4.13

[1]	Performance results reflect the effects of leverage.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund Composition
Top 10 Common Stock Holdings2
By total investments

AT&T, Inc.	3.5%
Chevron Corp.	3.3
Schering-Plough Corp.	3.3
Philip Morris International, Inc.	3.1
Nestle SA	2.8
Marathon Oil Corp.	2.6
Merck & Co., Inc.	2.5
International Business Machines Corp.	2.5
ConocoPhillips	2.4
Raytheon Co.	2.2

[2]	Top 10 Common Stock Holdings represented 28.2% of the Fund’s total investments as of 2/28/09. Excludes cash equivalents.
Sector Weightings3
By total investments

[3]	As a percentage of the Fund’s total investments as of 2/28/09. Excludes cash equivalents.

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 113.3%(1)
Security	Shares	Value

Aerospace & Defense — 7.1%

Honeywell International, Inc.	300,000	$8,049,000
Lockheed Martin Corp.	309,000	19,500,990
Raytheon Co.	634,000	25,340,980

		$52,890,970

Chemicals — 0.8%

Potash Corp. of Saskatchewan, Inc.	72,000	$6,045,840

		$6,045,840

Computers & Peripherals — 3.7%

International Business Machines Corp.	304,000	$27,977,120

		$27,977,120

Diversified Telecommunication Services — 7.1%

AT&T, Inc.	1,658,750	$39,428,488
Telefonos de Mexico SA de CV ADR	650,000	8,931,000
Telstra Corp., Ltd.	2,000,000	4,507,332

		$52,866,820

Electric Utilities — 13.6%

E.ON AG	554,000	$14,162,819
Edison International	677,000	18,427,940
Endesa SA	603,995	16,562,282
Exelon Corp.	75,000	3,541,500
FirstEnergy Corp.	350,000	14,896,000
Fortum Oyj	940,000	16,144,256
FPL Group, Inc.	400,000	18,132,000

		$101,866,797

Electrical Equipment — 1.1%

Emerson Electric Co.	300,000	$8,025,000

		$8,025,000

Food Products — 6.2%

Kraft Foods, Inc., Class A	622,821	$14,187,862
Nestle SA	981,000	32,069,351

		$46,257,213

Health Care Providers & Services — 2.1%

UnitedHealth Group, Inc.	813,500	$15,985,275

		$15,985,275

Household Durables — 1.4%

Stanley Works	400,000	$10,704,000

		$10,704,000

Household Products — 0.9%

Kimberly-Clark Corp.	135,000	$6,359,850

		$6,359,850

Industrial Conglomerates — 1.6%

Siemens AG	235,000	$11,792,162

		$11,792,162

Machinery — 0.6%

Caterpillar, Inc.	175,000	$4,306,750

		$4,306,750

Media — 2.8%

Reed Elsevier PLC	1	$7
Time Warner Cable, Inc., Class A	1,135,000	20,691,050

		$20,691,057

Metals & Mining — 7.8%

BHP Billiton, Ltd. ADR	481,000	$17,518,020
Companhia Vale do Rio Doce ADR	1,950,000	25,135,500
ThyssenKrupp AG	875,000	15,374,455

		$58,027,975

Multi-Utilities — 5.2%

RWE AG	292,000	$18,341,015
Sempra Energy	500,000	20,785,000

		$39,126,015

Oil, Gas & Consumable Fuels — 22.2%

BP PLC	460,000	$2,930,567
BP PLC ADR	515,000	19,755,400
Chevron Corp.	624,000	37,883,040
ConocoPhillips	720,000	26,892,000
Husky Energy, Inc.	772,000	16,505,581
Marathon Oil Corp.	1,296,000	30,157,920

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)

Peabody Energy Corp.	500,000	11,835,000
Repsol YPF SA	775,000	11,837,218
StatoilHydro ASA	475,000	7,886,268

		$165,682,994

Pharmaceuticals — 14.7%

AstraZeneca PLC	400,000	$12,684,695
Johnson & Johnson	146,000	7,300,000
Merck & Co., Inc.	1,170,000	28,314,000
Novartis AG	657,000	23,969,535
Schering-Plough Corp.	2,174,000	37,805,860

		$110,074,090

Software — 2.1%

Microsoft Corp.	995,500	$16,077,325

		$16,077,325

Textiles, Apparel & Luxury Goods — 1.9%

VF Corp.	275,000	$14,272,500

		$14,272,500

Tobacco — 10.4%

Altria Group, Inc.	900,000	$13,896,000
British American Tobacco PLC	985,000	25,177,009
Imperial Tobacco Group PLC	156,000	3,734,952
Philip Morris International, Inc.	1,047,000	35,043,090

		$77,851,051

Total Common Stocks
(identified cost $868,352,341)		$846,880,804

Preferred Stocks — 33.2%
Security	Shares	Value

Commercial Banks — 11.9%

Abbey National Capital Trust I, 8.963%(2)	7,500	$4,902,248
ABN AMRO North America Capital Funding Trust, 6.968%(2)(3)	1,250	569,922
Barclays Bank PLC, 6.86%(2)(3)	3,500	1,236,788
Barclays Bank PLC, 8.55%(2)(3)	13,400	5,101,715
BBVA International Preferred SA Unipersonal, 5.919%(1)(2)	6,500	2,275,435
BNP Paribas, 7.195%(2)(3)	85	4,318,654
BNP Paribas Capital Trust, 9.003%(2)(3)	5,395	2,831,771
Citigroup Inc., Series AA, 8.125%(1)	100,000	805,000
Credit Agricole SA/London, 6.637%(2)(3)	9,950	3,848,670
DB Capital Funding VIII, 6.375%	310,600	2,733,279
DB Contingent Capital Trust II, 6.55%(1)	200,000	1,744,000
Den Norske Bank, 7.729%(2)(3)	16,000	9,065,888
First Tennessee Bank, 3.75%(2)(3)	2,775	833,367
HSBC Capital Funding LP, 9.547%(2)(3)	13,500	9,707,377
JPMorgan Chase & Co., 7.90%(2)	19,250	13,814,416
Landsbanki Islands HF, 7.431%(2)(3)(5)	20,750	12,450
Lloyds Banking Group PLC, 6.657%(2)(3)	18,750	4,068,750
PNC Financial Services Group, Inc., Series F, 9.875%(2)	208,000	3,348,800
Royal Bank of Scotland Group PLC, 7.64%(2)	155	2,507,218
Santander Finance Unipersonal, 6.50%(1)	380,000	5,035,000
Standard Chartered PLC, 6.409%(2)(3)	128	4,105,832
UBS Preferred Funding Trust I, 8.622%(2)	15,000	5,946,720

		$88,813,300

Diversified Financial Services — 2.8%

Bank of America Corp., 6.625%	335,000	$2,308,150
Bank of America Corp., 6.70%(1)	81,450	626,351
CoBank, 7.00%(3)	400,000	10,738,400
CoBank, 11.00%(3)	170,000	7,687,145

		$21,360,046

Food Products — 1.0%

Dairy Farmers of America, 7.875%(3)	73,750	$4,088,516
Ocean Spray Cranberries, Inc., 6.25%(3)	47,500	3,247,813

		$7,336,329

Insurance — 9.1%

Aegon NV, 6.375%(1)	330,000	$1,848,000
Arch Capital Group, Ltd., Series A, 8.00%(1)	424,500	7,428,750
Arch Capital Group, Ltd., Series B, 7.875%(1)	60,500	1,004,300
AXA SA, 6.379%(2)(3)	2,000	796,742
AXA SA, 6.463%(2)(3)	18,925	7,369,546
Endurance Specialty Holdings, Ltd., 7.75%(1)	317,500	4,718,050
ING Capital Funding Trust III, 8.439%(2)	17,075	4,516,986
ING Groep NV, 8.50%(1)	725,000	4,785,000
PartnerRe, Ltd., 6.50%(1)	25,000	389,250
Prudential PLC, 6.50%	21,400	6,900,815
RAM Holdings, Ltd., Series A, 7.50%(2)(3)	13,000	2,678,000
RenaissanceRe Holdings, Ltd., 6.08%(1)	199,100	2,578,345
RenaissanceRe Holdings, Ltd., 6.60%(1)	400,500	5,687,100
Zurich Regcaps Fund Trust I, 6.58%(2)(3)	6,000	5,049,375

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Insurance (continued)

Zurich Regcaps Fund Trust VI, 1.869%(2)(3)	16,300	12,174,063

		$67,924,322

Oil, Gas & Consumable Fuels — 1.7%

Kinder Morgan GP, Inc., 8.33%(2)(3)	12,000	$13,035,750

		$13,035,750

Real Estate Investment Trusts (REITs) — 6.7%

AMB Property Corp., 6.75%(1)	176,000	$2,288,000
Health Care, Inc., 7.875%(1)	170,100	3,180,870
ProLogis Trust, 6.75%(1)	1,310,000	10,807,500
PS Business Parks, Inc., 7.95%(1)	215,000	3,762,500
Public Storage, Inc., 6.85%	400,000	6,825,000
Regency Centers Corp., 7.45%(1)	44,720	762,476
Vornado Realty Trust, 7.00%	1,600,000	22,300,000

		$49,926,346

Thrifts & Mortgage Finance — 0.0%

Indymac Bank FSB, 8.50%(3)(5)	600,000	$6,000

		$6,000

Total Preferred Stocks
(identified cost $552,197,174)		$248,402,093

Corporate Bonds & Notes — 1.2%
	Principal
	Amount
Security	(000’s omitted)	Value

Retail-Food and Drug — 1.2%

CVS Caremark Corp., 6.302%, 6/1/37(2)	$15,000	$9,231,045

		$9,231,045

Total Corporate Bonds & Notes
(identified cost $12,421,510)		$9,231,045

Short-Term Investments — 4.3%
	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.05%(4)	$31,834	$31,833,567

Total Short-Term Investments
(identified cost $31,833,567)		$31,833,567

Total Investments — 152.0%
(identified cost $1,464,804,592)		$1,136,347,509

Other Assets, Less Liabilities — (52.0)%		$(388,816,288)

Net Assets — 100.0%		$747,531,221

ADR - American Depository Receipt

(1)	Security has been segregated as collateral with the custodian for borrowings under the Committed Facility Agreement.

(2)	Variable rate security. The stated interest rate represents the rate in effect at February 28, 2009.

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2009, the aggregate value of the securities is $112,572,534 or 15.1% of the Fund’s net assets.

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of February 28, 2009.

(5)	Defaulted security.

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Country Concentration of Portfolio
	Percentage
Country	of Total Investments	Value

United States	62.8%	$714,118,662

United Kingdom	7.8	88,203,748

Switzerland	7.0	79,209,043

Germany	5.3	59,670,452

Spain	3.0	33,434,499

Brazil	2.2	25,135,500

Canada	2.0	22,551,421

Australia	1.9	22,025,352

Bermuda	1.9	21,905,450

Norway	1.5	16,952,156

France	1.4	16,333,612

Finland	1.4	16,144,256

Netherlands	1.0	11,719,908

Mexico	0.8	8,931,000

Iceland	0.0	12,450

Total	100.0%	$1,136,347,509

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 28, 2009

Assets

Unaffiliated investments, at value (identified cost, $1,432,971,025)	$1,104,513,942
Affiliated investment, at value (identified cost, $31,833,567)	31,833,567
Receivable for investments sold	53,017,302
Dividends and interest receivable	5,733,591
Interest receivable from affiliated investment	5,055
Tax reclaims receivable	1,773,644

Total assets	$1,196,877,101

Liabilities

Notes payable	$410,000,000
Payable for investments purchased	38,413,010
Payable to affiliate for investment adviser fee	680,406
Accrued expenses	252,464

Total liabilities	$449,345,880

Net Assets	$747,531,221

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 72,835,900 shares issued and outstanding	$728,359
Additional paid-in capital	1,382,213,413
Accumulated net realized loss (computed on the basis of identified cost)	(303,328,759)
Accumulated distributions in excess of net investment income	(3,297,459)
Net unrealized depreciation (computed on the basis of identified cost)	(328,784,333)

Net Assets	$747,531,221

Net Asset Value

($747,531,221 ÷ 72,835,900 common shares issued and outstanding)	$10.26

Statement of Operations

For the Six Months Ended
February 28, 2009

Investment Income

Dividends (net of foreign taxes, $944,843)	$41,738,086
Interest	477,291
Interest income allocated from affiliated investment	511,879
Expenses allocated from affiliated investment	(150,028)

Total investment income	$42,577,228

Expenses

Investment adviser fee	$6,617,748
Trustees’ fees and expenses	25,683
Custodian fee	188,616
Printing and postage	155,281
Legal and accounting services	74,842
Transfer and dividend disbursing agent fees	11,890
Interest expense and fees	6,368,895
Miscellaneous	110,502

Total expenses	$13,553,457

Deduct —
Reduction of investment adviser fee	$1,274,052
Reduction of custodian fee	1,105

Total expense reductions	$1,275,157

Net expenses	$12,278,300

Net investment income	$30,298,928

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(164,770,455)
Foreign currency transactions	382,538

Net realized loss	$(164,387,917)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(829,368,007)
Foreign currency	(203,065)

Net change in unrealized appreciation (depreciation)	$(829,571,072)

Net realized and unrealized loss	$(993,958,989)

Net decrease in net assets from operations	$(963,660,061)

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	February 28, 2009	Year Ended
in Net Assets	(Unaudited)	August 31, 2008

From operations —
Net investment income	$30,298,928	$161,017,582
Net realized loss from investment and foreign currency transactions	(164,387,917)	(109,015,769)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(829,571,072)	(332,633,996)
Distributions to preferred shareholders from net investment income	—	(20,059,122)

Net decrease in net assets from operations	$(963,660,061)	$(300,691,305)

Distributions to common shareholders —
From net investment income	$(60,060,483)	$(136,072,028)

Total distributions to common shareholders	$(60,060,483)	$(136,072,028)

Net decrease in net assets	$(1,023,720,544)	$(436,763,333)

Net Assets Applicable to Common Shares

At beginning of period	$1,771,251,765	$2,208,015,098

At end of period	$747,531,221	$1,771,251,765

Accumulated undistributed (distributions in excess of) net investment income included in net assets applicable to common shares

At end of period	$(3,297,459)	$26,464,096

Statement of Cash Flows

For the Six Months Ended
February 28, 2009
Cash Flows From Operating Activities	(Unaudited)

Net decrease in net assets from operations	$(963,660,061)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(468,561,974)
Investments sold	741,499,898
Decrease in short-term investments, net	65,438,300
Net accretion/amortization of premium (discount)	(12,508)
Increase in dividends and interest receivable	(476,372)
Decrease in interest receivable from affiliated investment	177,294
Increase in receivable for investments sold	(18,383,809)
Decrease in prepaid expenses	433
Increase in tax reclaims receivable	(21,614)
Increase in payable for investments purchased	787,406
Decrease in payable to affiliate for investment adviser fee	(537,144)
Decrease in accrued expenses	(327,828)
Net change in unrealized (appreciation) depreciation of investments	829,368,007
Net realized loss on investments	164,770,455

Net cash provided by operating activities	$350,060,483

Cash Flows From Financing Activities

Cash distributions paid, net of reinvestments	$(60,060,483)
Repayment of notes payable	(290,000,000)

Net cash used in financing activities	$(350,060,483)

Net change in cash	$—

Cash at beginning of period	$—

Cash at end of period	$—

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$6,513,387

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended		Year Ended August 31,				Period Ended
	February 28, 2009						August 31,
	(Unaudited)		2008	2007	2006	2005	2004(1)

Net asset value — Beginning of period (Common shares)	$24.320		$30.310	$26.910	$24.860	$21.140	$19.100	(2)

Income (loss) from operations

Net investment income(3)	$0.416		$2.211	$2.158	$2.118	$1.757	$1.314
Net realized and unrealized gain (loss)	(13.651)		(6.058)	3.369	1.890	3.550	2.009
Distributions to preferred shareholders from net investment income	—		(0.275)	(0.437)	(0.394)	(0.239)	(0.093)

Total income (loss) from operations	$(13.235)		$(4.122)	$5.090	$3.614	$5.068	$3.230

Less distributions to common shareholders

From net investment income	$(0.825)		$(1.868)	$(1.690)	$(1.564)	$(1.348)	$(1.075)

Total distributions to common shareholders	$(0.825)		$(1.868)	$(1.690)	$(1.564)	$(1.348)	$(1.075)

Preferred and Common shares offering costs charged to paid-in capital(3)	$—		$—	$—	$—	$—	$(0.018)

Preferred shares underwriting discounts(3)	$—		$—	$—	$—	$—	$(0.097)

Net asset value — End of period (Common shares)	$10.260		$24.320	$30.310	$26.910	$24.860	$21.140

Market value — End of period (Common shares)	$8.300		$21.050	$27.130	$25.550	$21.690	$19.120

Total Investment Return on Net Asset Value(4)	(54.59	)%(14)	(13.61)%	19.72%	15.66%	26.05%	16.84	%(5)(14)

Total Investment Return on Market Value(4)	(57.56	)%(14)	(16.46)%	12.87%	25.88%	21.59%	5.67	%(5)(14)

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended		Year Ended August 31,					Period Ended
	February 28, 2009							August 31,
	(Unaudited)		2008		2007	2006	2005	2004(1)

Ratios/Supplemental Data

Net assets applicable to common shares, end of period (000’s omitted)	$747,531		$1,771,252		$2,208,015	$1,960,096	$1,810,822	$1,539,617
Ratios (As a percentage of average net assets applicable to common shares):(6)
Expenses before custodian fee reduction excluding interest and fees(7)	1.11	%(8)	0.98%		0.99%	1.04%	1.08%	1.07	%(8)
Interest and fee expense(13)	1.16	%(8)	0.41%		—	—	—	—
Total expenses	2.27	%(8)	1.39%		0.99%	1.04%	1.08%	1.07	%(8)
Net investment income	5.54	%(8)	7.74%		7.23%	8.28%	7.55%	6.97	%(8)
Portfolio Turnover	29	%(14)	96%		41%	67%	54%	87%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:
Ratios (As a percentage of average net assets applicable to common shares plus preferred shares and borrowings):(6)
Expenses before custodian fee reduction excluding interest and fees(7)	0.77	%(8)	0.73%		0.75%	0.76%	0.77%	0.78	%(8)
Interest and fee expense(13)	0.80	%(8)	0.31%		—	—	—	—
Total expenses	1.57	%(8)	1.04%		0.75%	0.76%	0.77%	0.78	%(8)
Net investment income	3.82	%(8)	5.79%		5.47%	6.02%	5.34%	5.07	%(8)

Senior Securities:
Total notes payable outstanding (in 000’s)	$410,000		$700,000		$—	$—	$—	$—
Asset coverage per $1,000 of notes payable(9)	$2,823		$3,530		$—	$—	$—	$—
Total preferred shares outstanding	—	(12)	—	(12)	28,000	28,000	28,000	28,000
Asset coverage per preferred share(10)	$—	(12)	$—	(12)	$103,868	$95,030	$89,681	$79,989
Involuntary liquidation preference per preferred share(11)	$—	(12)	$—	(12)	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(11)	$—	(12)	$—	(12)	$25,000	$25,000	$25,000	$25,000

(1)	For the period from the start of business, September 30, 2003, to August 31, 2004.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.900 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average common shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(10)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.

(11)	Plus accumulated and unpaid dividends.

(12)	The Fund’s preferred shares were fully redeemed during the year ended August 31, 2008.

(13)	Interest and fee expense relates to the notes payable incurred to redeem the Fund’s preferred shares (see Note 7).

(14)	Not annualized.

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations, including listed securities and securities for which quotations are available, will normally be valued on the basis of reported trades or market quotations provided by independent pricing services, where in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research, a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $22,212,730 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on August 31, 2013 ($495,600), August 31, 2014 ($19,534,062) and August 31, 2016 ($2,183,068).

Additionally, at August 31, 2008, the Fund had net capital losses of $112,028,448 attributable to security transactions incurred after October 31, 2007. These net capital losses are treated as arising on the first day of the Fund’s taxable year ending August 31, 2009.

As of February 28, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended August 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

J  Interim Financial Statements — The interim financial statements relating to February 28, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to shareholders. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

3   Investment Adviser Fee and Other Transactions
with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Prior to May 1, 2008, the fee was computed at an annual rate of 0.85% of the Fund’s average daily gross assets. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The Fund entered into a fee reduction agreement with EVM pursuant to which, effective May 1, 2008 through April 30, 2009, the Fund’s adviser fee is computed at an annual rate of 0.85% of its average daily gross assets up to and including $1.5 billion, 0.835% over $1.5 billion up to and including $3 billion, 0.82% over $3 billion up to and including $5 billion, and 0.805% on average daily gross assets over $5 billion, and is payable monthly. The agreement also provides for additional reductions in rates beginning May 1, 2009 on average daily gross assets over $1.5 billion. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Fund’s investment of cash therein is credited against the Fund’s adviser fee. For the six months ended February 28, 2009, the Fund’s adviser fee totaled $6,761,762 of which $144,014 was allocated from Cash Management and $6,617,748 was paid or accrued directly by the Fund. For the six months ended February 28, 2009, the adviser fee was equivalent to 0.85% (annualized) of the Fund’s average daily gross assets. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund’s average daily gross assets during the first five full years of the Fund’s operations, 0.15% of the Fund’s average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. The Fund concluded its first five full years of operations on September 30, 2008. Pursuant to this agreement, EVM reimbursed $1,274,052 of expenses for the six months ended February 28, 2009.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended February 28, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $468,561,974 and $741,499,898, respectively, for the six months ended February 28, 2009.

5   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the six months ended February 28, 2009 and the year ended August 31, 2008.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at February 28, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,469,352,478

Gross unrealized appreciation	$114,706,553
Gross unrealized depreciation	(447,711,522)

Net unrealized depreciation	$(333,004,969)

7   Committed Facility Agreement

The Fund has entered into a Committed Facility Agreement, as amended (the Agreement) with a major financial institution that allows it to borrow up to $700 million over a rolling 180 calendar day period. Interest is charged at a rate above 1-month LIBOR up to January 1, 2009 and at a rate above 3-month LIBOR thereafter and is payable monthly. Prior to October 16, 2008, interest was charged at a rate above LIBOR which was lower than the interest rate currently charged. Effective October 16, 2008, the Fund is charged a commitment fee of 0.25% per annum on the unused portion of the commitment up to January 1, 2009 and 0.55% per annum thereafter. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At February 28, 2009, the Fund had borrowings outstanding under the Agreement of $410 million at an interest rate of 2.06%. For the six months ended February 28, 2009, the average borrowings under the Agreement and the average interest rate (annualized) were $495,386,740 and 2.42%, respectively.

8   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective September 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At February 28, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$854,322,431
Level 2	Other Significant Observable Inputs	282,025,078
Level 3	Significant Unobservable Inputs	—

Total		$1,136,347,509

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in
	Securities

Balance as of August 31, 2008	$0	*
Realized gains (losses)	—
Change in net unrealized appreciation (depreciation)	—
Net purchases (sales)	(0)
Net transfers to (from) Level 3	—

Balance as of February 28, 2009	—

* All Level 3 assets held at August 31, 2008 were valued at $0.

Eaton Vance Tax-Advantaged Dividend Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, American Stock Transfer & Trust Company, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-439-6787.

Eaton Vance Tax-Advantaged Dividend Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Advantaged Dividend Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of February 28, 2009, our records indicate that there are 210 registered shareholders and approximately 56,862 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVT.

Eaton Vance Tax-Advantaged Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Advantaged Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Tax-Advantaged Dividend Income Fund (the “Fund”), and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in dividend-paying common and preferred stocks. The Board noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Tax-Advantaged Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2007 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund. The Board also noted that, at its request, the Adviser had agreed to add fee breakpoints effective May 1, 2008.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund since inception and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases and decreases. The Board also considered the fact that the Fund is not continuously offered, and noted that, at its request, the Adviser had agreed to add breakpoints to the Fund’s advisory fee effective May 1, 2008. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund and that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Tax-Advantaged Dividend Income Fund

OFFICERS AND TRUSTEES

Officers
Duncan W. Richardson
President

Aamer Kahn
Vice President

Martha G. Locke
Vice President

Thomas H. Luster
Vice President

Judith A. Saryan
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

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Investment Adviser and Administrator of
Eaton Vance Tax-Advantaged Dividend Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Tax-Advantaged Dividend Income Fund
Two International Place
Boston, MA 02110

2004-4/09	CE-TADISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
Not required in this filing
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Dividend Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	April 9, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	April 9, 2009

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	April 9, 2009